SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2011

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7500 San Felipe, Suite 675 Houston, Texas 77063
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued on June 24, 2011 by Saratoga Resources, Inc. (the “Company”), announcing that it intends, subject to market and other conditions, to privately offer $125 million principal amount of senior secured notes due 2016 (the “Notes”) and $30 million of common stock (the “Common Stock”).

A copy of certain information contained in the preliminary offering circular dated June 24, 2011 relating to the proposed private offering of the Notes under the captions “Summary—Company Overview,” “Summary—Recent Developments” and “Summary—Historical Consolidated and Combined Financial and Other Data” is attached as Exhibits 99.2, 99.3 and 99.4, respectively, to this report and is incorporated herein by reference.

The Company is furnishing the information contained in this report, including the exhibits hereto, pursuant to Regulation FD as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act.  By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including any exhibits hereto, or that any such information includes material investor information that is not otherwise publicly available.

The information contained in this report, including the information contained in the exhibits hereto, is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information furnished in the exhibits hereto, although the Company may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this report and any exhibit hereto is neither an offer to sell nor the solicitation of an offer to buy any of the Notes or the Common Stock.  The Notes and Common Stock that the Company intends to offer will not be registered under the Securities Act, or applicable state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.  The Notes will be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Common Stock will be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, to accredited investors pursuant to Regulation D under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S.

Item 9.01 – Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1*	Press release dated June 24, 2011.

99.2*	Information contained under the caption “Summary—Company Overview” in the preliminary offering circular.

99.3*	Information contained under the caption “Summary—Recent Developments” in the preliminary offering circular.

99.4*	Information contained under the caption “Summary—Summary Historical Consolidated and Combined Financial and Other Data” in the preliminary offering circular.

* Furnished pursuant to Regulation FD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Saratoga Resources, Inc.

Date: June 24, 2011	By:	/s/ Edward Hebert
Edward Hebert
Vice President – Finance

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